SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K

                        CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 17, 2005
                                                   (May 17, 2005)

                     TrustCo Bank Corp NY


          (Exact name of registrant as specified in its charter)

                           New York
             (State or other jurisdiction of incorporation)


       0-10592                                        14-1630287
--------------------------                   ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


          5 Sarnowski Drive, Glenville, New York 12302
          (Address of principal executive offices) (Zip Code)



    Registrant's telephone number, including area code: (518) 377-3311
                                                        --------------


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TrustCo Bank Corp NY


Item 8.01.Other Events

          A press release was issued on May 17, 2005 declaring a quarterly cash dividend of $0.15 per share, payable July 1, 2005, to the shareholders of record at the close of business on June 3, 2005. Attached is the press release labeled as exhibit 99(a).




Item 9.01.Financial Statements & Exhibits

          (c) Exhibits


          Reg S-K Exhibit No.  Description
               99(a) One page press release dated May 17, 2005 declaring a quarterly cash dividend of $0.15 per share, payable July 1, 2005, to the shareholders of record at the close of business on June 3, 2005.


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                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 17, 2005

                                             TrustCo Bank Corp NY
                                             (Registrant)


                                             By:/s/ Robert T. Cushing
                                             ----------------------------
                                                Robert T. Cushing
                                                Executive Vice President and
                                                Chief Financial Officer



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                           Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No. Description                                   Page
------------------  ----------------------------               ----------
      99(a)         One page press release dated                   5
                    May 17, 2005, declaring a quarterly
                    cash dividend of $0.15 per share, payable
                    July 1, 2005, to the shareholders of record at the close of business on June 3, 2005.


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                                                               Exhibit 99(a)

TRUSTCO
Bank Corp NY                                            News Release
----------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                 NASDAQ - TRST

             Robert M. Leonard
             Administrative Vice President
             518-381-3693



FOR IMMEDIATE RELEASE:



                    TRUSTCO DECLARES CASH DIVIDEND


    Glenville, New York - May 17, 2005 - Today the Board of Directors of TrustCo Bank Corp NY declared a quarterly cash dividend of $0.15 per share, payable July 1, 2005, to the shareholders of record at the close of business on June 3, 2005.

    TrustCo is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 77 offices in New York, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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